UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SPDR SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

SPDR Series Trust

Outbound Script

Meeting Date: November 20th, 2014

Toll Free #: (855) 520-7712

Hello, is Mr./Ms.                          available?

IF YES:

Hi Mr./Ms.                         , my name is                          and I am calling on a recorded line on behalf of your investment in the SPDR Series Trust. The fund sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special Shareholders meeting scheduled to be held on November 20th, 2014.

Individuals:

Your Board of Trustees has recommended you vote YES on the proposal and we are calling to ask if you would like to vote along with the recommendations of your board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms.                        ? (IF YES) Make note & set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Are you authorized to vote all shares?

If no: identify with the shareholder which fund/accounts she/he is authorized to vote and proceed with voting process

Multiple Accounts Held: Would you like to vote along with the recommendations of your Board for all accounts that you hold?

Again, my name is                         , a proxy voting specialist on behalf of SPDR Series Trust.

Today’s date is                          and the time is                          Eastern Time.

Mr./Ms.                         , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (855) 520-7712 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO, Would like to cast an ABSTAIN vote? Or Abstain from voting?

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                         , a proxy voting specialist on behalf of the SPDR Series Trust.

Today’s date is                          and the time is                          Eastern Time.

Mr./Ms.                         , I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (855) 520-7712 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1:

To approve a sub-advisory agreement between the SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) and Nuveen Asset Management, LLC (“NAM” or “Sub-Adviser”), pursuant to which NAM will continue to serve as sub-adviser to the following SPDR® Funds: SPDR® Nuveen Barclays California Municipal Bond ETF, SPDR® Nuveen Barclays Build America Bond ETF, SPDR® Nuveen Barclays Municipal Bond ETF, SPDR® Nuveen Barclays Short Term Municipal Bond ETF, SPDR® Nuveen S&P High Yield Municipal Bond ETF, SPDR® Nuveen S&P® VRDO Municipal Bond ETF and the SPDR® Nuveen Barclays New York Municipal Bond ETF (together the “Funds”).

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at (855) 520-7712 Monday-Friday 9am-6pm EST.

SPDR Series Trust

Inbound Script

Meeting Date: November 20th, 2014

Toll Free #: (855) 520-7712

Greeting:

Hello, thank you for calling the SPDR Series Trust proxy information line. My name is                         , may I have your name please?

Thank you Mr./Ms.                        . Are you calling regarding the upcoming Special shareholder meeting?

IF YES:

The Board of Trustees recommends a vote “FOR” the proposal.

Would you like to vote along with the recommendations of your Board? Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                         , a proxy voting specialist on behalf of SPDR Series Trust.

Today’s date is                          and the time is                          Eastern Time.

Mr./Ms.                         , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-520-7712. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today? (Go to Q&A to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms.                         . I apologize I do not have access to that information; please feel free to call SPDR Series Trust directly at

1-866-787-2257.

IF NO, Would like to cast an ABSTAIN vote? Or Abstain from voting?

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                         , a proxy voting specialist on behalf of the SPDR Series Trust.

Today’s date is                          and the time is                          Eastern Time.

Mr./Ms.                         , I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (855) 520-7712. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

1)	Proposal 1:

To approve a sub-advisory agreement between the SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) and Nuveen Asset Management, LLC (“NAM” or “Sub-Adviser”), pursuant to which NAM will continue to serve as sub-adviser to the following SPDR® Funds: SPDR® Nuveen Barclays California Municipal Bond ETF, SPDR® Nuveen Barclays Build America Bond ETF, SPDR® Nuveen Barclays Municipal Bond ETF, SPDR® Nuveen Barclays Short Term Municipal Bond ETF, SPDR® Nuveen S&P High Yield Municipal Bond ETF, SPDR® Nuveen S&P® VRDO Municipal Bond ETF and the SPDR® Nuveen Barclays New York Municipal Bond ETF (together the “Funds”).

Today’s date is                          and the time is                          Eastern Time.

Mr./Ms.                         , I have recorded your votes and we will be mailing you a written confirmation within 72 hours.

Closing:

Again, my name is                         , a proxy voting specialist on behalf of SPDR Series Trust.

If you wish to make any changes you may contact us by calling 1-855-520-7712. Thank you very much for your participation and have a great day/evening.

SPDR Series Trust

Inbound Closed, Call In Queue

and End of Campaign Script

Meeting Date: November 20th, 2014

Toll Free # 1-855-520-7712

INBOUND – CLOSED MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of SPDR Series Trust. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM. Eastern Time. Thank you.”

INBOUND – CALL IN QUEUE MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of SPDR Series Trust. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of SPDR Series Trust. The Special Meeting of Shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your SPDR Series Trust account, please contact your Financial Advisor or call SPDR Series Trust directly at 1-866-787-2257. Thank you for investing with SPDR Series Trust.

SPDR Series Trust

Answering Machine Messages

Meeting Date: November 20th, 2014

Toll-Free # 1-855-520-7712

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of SPDR Series Trust. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on November 20th, 2014.

Your participation is very important. To vote over the telephone, call toll-free at 1-855-520-7712 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.